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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

NAME                                                                          INCORPORATED IN
- ----                                                                          ---------------
Shell Energy Resources Inc....................................................    Delaware
  Shell Energy Company........................................................    Delaware
     Pecten International Company.............................................    Delaware
          Pecten Ash Sham Company.............................................    Delaware
          Pecten Brazil Exploration Company...................................    Delaware
          Pecten Cameroon Company.............................................    Delaware
          Pecten Syria Petroleum Company......................................    Delaware
  Shell Offshore Inc..........................................................    Delaware
     Shell Onshore Ventures Inc...............................................    Delaware
     Shell Frontier Oil & Gas Inc.............................................    Delaware
     SOI Royalties Inc........................................................    Delaware
  Shell Western E&P Inc.......................................................    Delaware
     Shell Cortez Pipeline Company............................................    Delaware
Shell Pipe Line Corporation...................................................    Maryland
  Concha Chemical Pipeline Company............................................    Delaware
Pecten Arabian Company........................................................    Delaware
     PICO Limited.............................................................    Bermuda

     The names of other subsidiaries have been omitted because, as of December 31, 1993, such subsidiaries considered in the aggregate as a single subsidiary would not constitute a "significant subsidiary."

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